                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                November 26, 2002
                                -----------------
                (Date of Report--Date of Earliest Event Reported)



                                D.R. Horton, Inc.
                                -----------------
             (Exact Name of Registrant as Specified in its Charter)


-----------------------------------------------------------------------------------------------
           Delaware                     1-14122                       75-2386963
-----------------------------------------------------------------------------------------------
 (State or Other Jurisdiction   (Commission File Number)   (IRS Employer Identification No.)
       of Incorporation)
-----------------------------------------------------------------------------------------------


           1901 Ascension Boulevard, Suite 100, Arlington, Texas 76006
           -----------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (817) 856-8200
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

     Attached as Exhibit 99.1 and incorporated herein by reference are unaudited pro forma combined condensed statements of income for the nine months ended June 30, 2002 and the year ended September 30, 2001, reflecting the registrant's acquisition of Schuler Homes, Inc. which occurred on February 21, 2002. The pro forma statements provide supplementary information to the pro forma information previously filed by the registrant and reflect the determinations to date of the fair values of the Schuler assets acquired and the liabilities assumed. As further discussed in their accompanying notes, the pro forma statements do not purport to show what the operating results would have been if the acquisition had been consummated as of the dates indicated and should not be construed as representative of future operating results.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

   (c)   Exhibits.

99.1 Unaudited pro forma combined condensed statements of income of D.R. Horton, Inc. and Schuler Homes, Inc. for the nine months ended June 30, 2002 and the year ended September 30, 2001.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 26, 2002



                                        D.R. Horton, Inc.


                                        By: /s/ Samuel R. Fuller
                                            ------------------------------------
                                            Samuel R. Fuller
                                            Executive Vice President, Treasurer,
                                            and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number   Exhibit
------   -------

99.1 Unaudited pro forma combined condensed statements of income of D.R. Horton, Inc. and Schuler Homes, Inc. for the nine months ended June 30, 2002 and for the year ended September 30, 2001.